Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (this “First Amendment”) is executed as of the 10th day of January, 2013 (the “First Amendment Effective Date”), by and among Vitamin Shoppe Industries Inc., a New York corporation (“Vitamin Shoppe”), VS Direct Inc., a Delaware corporation (“VS Direct”), Vitamin Shoppe Mariner, Inc., a Delaware corporation (“VSM”, and together with Vitamin Shoppe and VS Direct, each individually a “Borrower” and collectively, the “Borrowers”), each Guarantor party hereto, the Lenders party hereto and JPMorgan Chase Bank, N.A., a national banking association, in its capacity as agent for the Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Vitamin Shoppe, Inc., a Delaware corporation and successor by name change to VS Holdings, Inc., as a Guarantor, the Lenders and Agent are parties to that certain Amended and Restated Loan and Security Agreement dated as of January 20, 2011 (as amended prior to the date hereof and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

WHEREAS, the Borrowers, the Lenders party hereto and Agent desire to amend the Credit Agreement as set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1 Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, but subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1 Amended Definition. The definition of “Permitted Acquisitions” contained in Section 1.128 of the Credit Agreement (prior to giving effect to this First Amendment) shall be amended by replacing clause (h) of the definition of “Permitted Acquisitions” in its entirety to read in full as “(h) [Reserved.]”.

1.2 New Definitions. Section 1 of the Credit Agreement shall be amended to add thereto in alphabetical order as Section 1.76 and Section 1.77, respectively, and the defined terms thereafter shall be renumbered accordingly, definitions for the terms “First Amendment” and “First Amendment Effective Date” which shall read in full as follows:

“First Amendment” means that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of January 10, 2013, by and among the Borrowers, the Guarantors, the Lenders party thereto and Agent.

“First Amendment Effective Date” means January 10, 2013, the date on which the First Amendment is effective.

SECTION 2 Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof are subject to the satisfaction of each of the following conditions precedent:

2.1 Counterparts. Agent shall have been provided with executed counterparts of this First Amendment duly executed and delivered by the Borrowers, the Guarantors and Required Lenders.

2.2 Documentation. Agent shall have received such documents, instruments and agreements as it may reasonably request, all in form and substance reasonably satisfactory to Agent.

2.3 No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to any Borrower or any Guarantor.

2.4 Representations and Warranties. (a) The representations and warranties of each Borrower and each Guarantor contained in the Credit Agreement and the other Financing Agreements shall be true and correct in all material respects on and as of the First Amendment Effective Date and (b) the representations and warranties of each Borrower and each Guarantor contained in this First Amendment shall be true and correct on and as of the First Amendment Effective Date.

2.5 Absence of Defaults. After giving effect to this First Amendment, no Default or Event of Default shall exist.

SECTION 3 Representations and Warranties. In order to induce Agent and the Lenders to enter into this First Amendment, the Borrowers and each Guarantor hereby jointly and severally represent and warrant to Agent and the Lenders that:

3.1 Accuracy of Representations and Warranties. Each of the representations and warranties of each Borrower and each Guarantor contained in the Financing Agreements is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

3.2 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrowers and the Guarantors of this First Amendment are within the Borrowers’ and the Guarantors’ corporate power, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or the Guarantors, or result in the creation or imposition of any lien upon any of the assets of the Borrowers or the Guarantors except for liens and other encumbrances permitted under Section 9.8 of the Credit Agreement.

3.3 Validity and Binding Effect. This First Amendment constitutes the valid and binding obligations of the Borrowers and the Guarantors enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

3.4 Absence of Defaults. Neither a Default nor an Event of Default has occurred which is continuing.

3.5 Inaction by Agent or Lenders. No failure or delay on the part of Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a waiver thereof, nor shall any single partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Financing Agreements and applicable law.

3.6 No Defense. No Borrower or Guarantor has any defense to payment, counterclaim or rights of set-off with respect to the Obligations on the date hereof.

SECTION 4 Miscellaneous.

4.1 Reaffirmation of Financing Agreements; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the other Financing Agreements shall, except as amended hereby, remain in full force and effect. The Borrowers and the Guarantors hereby extend the liens securing the Obligations until the Obligations have been paid in full, and agree that the amendments and waivers herein contained shall in no manner affect or impair the Obligations or the liens securing payment and performance thereof, all of which are ratified and confirmed.

4.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until this First Amendment has been executed by each Borrower, each Guarantor and the Required Lenders at which time this First Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, the Guarantors and all Lenders. Counterparts delivered by facsimile or other electronic transmission shall be effective as originals.

4.4 COMPLETE AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER FINANCING AGREEMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

4.6 No Implied Waivers. No failure or delay on the part of the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this First Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this First Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.7 Review and Construction of Documents. Each Borrower and each Guarantor hereby acknowledges, and represents and warrants to Agent and the Lenders, that (a) such Borrower or Guarantor, as applicable, has had the opportunity to consult with legal counsel of its own choice and have been afforded an opportunity to review this First Amendment with its legal counsel, (b) such Borrower or such Guarantor, as applicable, has reviewed this First Amendment and fully understands the effects thereof and all terms and provisions contained herein, (c) such Borrower or such Guarantor, as applicable, has executed this First Amendment of its own free will and volition, and (d) this First Amendment shall be construed as if jointly drafted by the Borrowers, the Guarantors and the Lenders. The recitals contained in this First Amendment shall be construed to be part of the operative terms and provisions of this First Amendment.

4.8 Arms-Length/Good Faith. This First Amendment has been negotiated at arms-length and in good faith by the parties hereto.

4.9 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

4.10 Severability. In case any one or more of the provisions contained in this First Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this First Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.11 Further Assurances. Each Borrower and each Guarantor agrees to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by Agent or the Lenders as necessary or advisable to carry out the intents and purposes of this First Amendment.

4.12 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4.13 Governing Law. This First Amendment and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

4.14 Effectiveness. This First Amendment shall be effective automatically and without necessity of any further action by any Borrower, any Guarantor, Agent or the Lenders when counterparts hereof have been executed by each Borrower, each Guarantor and the Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

VITAMIN SHOPPE INDUSTRIES INC.

By:
Name:	Anthony Truesdale
Title:	CEO

VS DIRECT INC.

By:
Name:	Anthony Truesdale
Title:	CEO

VITAMIN SHOPPE MARINER, INC.

By:
Name:	Anthony Truesdale
Title:	CEO

GUARANTOR:

VITAMIN SHOPPE, INC.

By:
Name:	Anthony Truesdale
Title:	CEO

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT –

VITAMIN SHOPPE INDUSTRIES INC.]

JPMORGAN CHASE BANK, N.A.,
individually, as Agent, the Issuing Bank and a Lender

By:
Name:	Nisha Gupta
Title:	Authorized Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT –

VITAMIN SHOPPE INDUSTRIES INC.]